                                                             EXHIBIT 10.1

                                                             EXECUTION COPY

===============================================================================












                                 LOAN AGREEMENT


                           dated as of August 7, 1997


                                     between


                                   RCTR, INC.,


                                   as Borrower


                                       and


                                   FCTR, INC.,


                                    as Lender








================================================================================

                                TABLE OF CONTENTS
                                -----------------
                                                                                         Page
                                                                                         ----
ARTICLE I.  Certain Definitions..........................................................1
        SECTION 1.1.  Certain Definitions................................................1
        SECTION 1.2.  Accounting and Financial Determinations............................1
        SECTION 1.3.  Cross References; Headings.........................................2
        SECTION 1.4.  Interpretation.....................................................2

ARTICLE II.  Loan Commitment of Finco....................................................2
        SECTION 2.1.  Loan Commitment....................................................2
        SECTION 2.2.  Certain Waivers....................................................3
        SECTION 2.3.  Conditions.........................................................3
        SECTION 2.4.  Use of Proceeds....................................................3

ARTICLE III.  Loan Notes; Loan Procedure; Recordkeeping..................................3
        SECTION 3.1.  Loan Notes.........................................................3
        SECTION 3.2.  Loan Procedure.....................................................3
        SECTION 3.3.  Recordkeeping......................................................4

ARTICLE IV.  Interest....................................................................4
        SECTION 4.1.  Interest Rate on Loans.............................................4
        SECTION 4.2.  Interest Payment Dates.............................................4
        SECTION 4.3.  Setting of Rates...................................................4
        SECTION 4.4.  Supplemental Interest..............................................4

ARTICLE V.  Repayment....................................................................4
        SECTION 5.1.  Mandatory Payment of Loans.........................................4
        SECTION 5.2.  Voluntary Prepayments..............................................5

ARTICLE VI.  Making of Payments..........................................................5
        SECTION 6.1.  Making of Payments.................................................5
        SECTION 6.2.  Due Date Extension.................................................5
        SECTION 6.3.  Application of Sale Proceeds.......................................5

ARTICLE VII.  Loan Collateral Security...................................................6
        SECTION 7.1.  Grant of Security Interest.........................................6
        SECTION 7.2.  Certificates of Title..............................................6
        SECTION 7.3.  Release of Loan Collateral.........................................6
        SECTION 7.4.  Change of Location or Name.........................................7
        SECTION 7.5.  Deliveries; Further Assurances.....................................7

ARTICLE VIII.  Representations and Warranties............................................7
        SECTION 8.1.  Organization; Power................................................7
        SECTION 8.2.  Authorization......................................................7
        SECTION 8.3.  Enforceability.....................................................8
        SECTION 8.4.  Governmental Approvals.............................................8
        SECTION 8.5.  Financial Information; Financial Condition.........................8
        SECTION 8.6.  Litigation; Compliance with Laws...................................8
        SECTION 8.7.  Liens..............................................................8
        SECTION 8.8.  Employee Benefit Plans.............................................9

        SECTION 8.9.   Investment Company Act; Public Utility Holding Company Act........9
        SECTION 8.10.  Regulations G, T, U and X.........................................9
        SECTION 8.11.  Proceeds..........................................................9
        SECTION 8.12.  Business Locations; Trade Names...................................9
        SECTION 8.13.  Taxes.............................................................9
        SECTION 8.14.  No Consent; Governmental Authorizations...........................10
        SECTION 8.15.  Eligible Vehicles.................................................10
        SECTION 8.16.  Title to Assets; Security Interests...............................10
        SECTION 8.17.   No Material Misstatements........................................10
        SECTION 8.18.  Insurance.........................................................10
        SECTION 8.19.  Collateral Agreement..............................................11
        SECTION 8.20.  No Property.......................................................11
        SECTION 8.21.  Burdensome Provisions.............................................11
        SECTION 8.22.  Solvency..........................................................11
        SECTION 8.23.  Ownership; Subsidiaries...........................................11
        SECTION 8.24.  No Material Adverse Change........................................11
        SECTION 8.25.  Other Representations.............................................11
        SECTION 8.26.  Capitalization....................................................11

ARTICLE IX.  Affirmative Covenants.......................................................12
        SECTION 9.1.   Corporate Existence; Foreign Qualification........................12
        SECTION 9.2.   Books, Records and Inspections....................................12
        SECTION 9.3.   Maintenance of Properties.........................................12
        SECTION 9.4.   Insurance.........................................................13
        SECTION 9.5.   Reporting Requirements............................................14
        SECTION 9.6.   Taxes and Obligations.............................................16
        SECTION 9.7.   Protection from Liens.............................................16
        SECTION 9.8.   Maintenance of the Vehicles.......................................17
        SECTION 9.9.   Maintenance of Separate Existence.................................17
        SECTION 9.10.  Proceeds..........................................................17
        SECTION 9.11.  Vehicle Titles Check..............................................17
        SECTION 9.12.  Collateral Agreement..............................................17
        SECTION 9.13.  Compliance with Laws..............................................18
        SECTION 9.14.  Delivery of Information...........................................18
        SECTION 9.15.  Restrictions......................................................18
        SECTION 9.16.  Cash Audit........................................................18
        SECTION 9.17.  Compliance with Covenants.........................................18
        SECTION 9.18.  Payment of Obligations............................................18
        SECTION 9.19.  Employee Benefits.................................................18
        SECTION 9.20.  Certificates of Title.............................................19

ARTICLE X.  Negative Covenants...........................................................19
        SECTION 10.1.  Mergers, Consolidations...........................................19
        SECTION 10.2.  Regulations G, T, U and X.........................................19
        SECTION 10.3.  Liens.............................................................19
        SECTION 10.4.  Use of Vehicles...................................................19
        SECTION 10.5.  Other Indebtedness................................................19
        SECTION 10.6.  Restrictions on Distributions; Affiliated Transactions............20
        SECTION 10.7.  Sales of Assets...................................................20
        SECTION 10.8.  Acquisition of Assets.............................................20
        SECTION 10.9.  Name; Chief Executive Office......................................20

        SECTION 10.10.  Organic Documents................................................20
        SECTION 10.11.  Investments......................................................20
        SECTION 10.12.  No Other Agreements; Amendments to Related Documents.............20
        SECTION 10.13.  Obligations of Leasco............................................21
        SECTION 10.14.  Manufacturer Bankruptcy..........................................21
        SECTION 10.15.  Business.........................................................21

ARTICLE XI.  Conditions..................................................................21
        SECTION 11.1.  Initial Loans.....................................................21
        SECTION 11.2.  All Loans.........................................................22

ARTICLE XII.  Loan Events of Default and Their Effect....................................22
        SECTION 12.1.  Loan Events of Default............................................23
        SECTION 12.2.  Effect of Loan Event of Default or Liquidation Event of Default...24
        SECTION 12.3.  Rights of Agent Upon Liquidation Event of Default and
                         Non-Performance of Certain Covenants............................24
        SECTION 12.4.  Application of Proceeds...........................................24

ARTICLE XIII.  General...................................................................25
        SECTION 13.1.  Waiver; Amendments................................................25
        SECTION 13.2.  Confirmations.....................................................25
        SECTION 13.3.  Notices...........................................................25
        SECTION 13.4.  Costs, Expenses and Taxes.........................................25
        SECTION 13.5.  Indemnification...................................................26
        SECTION 13.6.  No Petition.......................................................26
        SECTION 13.7.  No Recourse.......................................................27
        SECTION 13.8.  Waiver of Set-Off.................................................27
        SECTION 13.9.  Forum Selection and Consent to Jurisdiction.......................27
        SECTION 13.10.  Governing Law....................................................28
        SECTION 13.11.  Jury Trial.......................................................28
        SECTION 13.12.  Successors and Assigns...........................................28

Schedules
---------
SCHEDULE 8.18   Insurance
SCHEDULE 8.19   UCC Filing Offices
SCHEDULE 10.06  Employees to be Compensated by Leasco

Exhibits
--------
EXHIBIT A             Form of Loan Note
EXHIBIT B-1           Form of Loan Request
EXHIBIT B-2           Form of Loan Request Response
EXHIBIT C             Form of Monthly Report
EXHIBIT D             Form of WF&G Opinion
EXHIBIT E             Vehicle Title Nominee Agreement
EXHIBIT F             Form of Monthly Vehicle Statement

               THIS LOAN AGREEMENT (this "Agreement"), dated as of August 7,
                                          ---------
1997, is entered into between RCTR, INC., a Delaware corporation ("Leasco") and
                                                                   ------
FCTR, INC., a Delaware corporation ("Finco").
                                     -----

                                   BACKGROUND

               WHEREAS Leasco intends to purchase or finance Vehicles (such capitalized term, together with all other capitalized terms used herein, shall have the meaning assigned thereto in Section 1.01) and to make the Repayment Distribution, and desires to obtain financing therefor from Finco.

               WHEREAS Finco is willing to make Loans to Leasco on the terms and conditions set forth herein.

               WHEREAS Finco will utilize the proceeds of the issuance and sale of Commercial Paper Notes and certain Liquidity Advances made pursuant to the Liquidity Agreement to make Loans to Leasco hereunder, and in connection therewith will assign its rights hereunder to the Agent to secure its obligations to the Secured Parties.

               WHEREAS the Loans made to Leasco hereunder will be secured by all of Leasco's right, title and interest in and to, among other things, (a) the Vehicles owned by it, (b) the Vehicle Title Nominee Agreement and (c) the Lease.

               WHEREAS Leasco has entered into the Collateral Agreement under which it grants to the Agent a first priority security interest in, among other things, the Vehicles owned by it, its rights under the Vehicle Title Nominee Agreement as it relates to such Vehicles and the Lease.

               NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                                   ARTICLE I.

                               Certain Definitions
                               -------------------
               SECTION 1.1. Certain Definitions. As used in this Agreement and
                            -------------------
unless the context requires a different meaning, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List attached as Annex A to the Liquidity Agreement, dated as of the Closing Date (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Liquidity Agreement"), among Finco, the liquidity lenders set forth therein, and Citibank, N.A., as liquidity agent, as in effect on the date hereof and as such Annex A may be amended or modified from time to time in accordance with the terms of the Liquidity Agreement (the "Definitions List").

               SECTION 1.2. Accounting and Financial Determinations. Where the
                            ---------------------------------------
character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement, in accordance with GAAP; provided, however, that if any change in
                                    -----------------
GAAP in itself
materially affects any such calculation or determination, Leasco may by notice to Finco and the Agent, or alternatively Finco or the Agent may by notice to Leasco, require that any such determination or calculation thereafter be made in accordance with GAAP as in effect, and applied by Leasco, immediately before such change in GAAP occurs. Each of Leasco, Finco and the Agent agrees to enter into negotiations in good faith to modify the financial representations and covenants and other applicable provisions contained herein in a manner which reflects any such change in GAAP without adversely affecting the rights of Finco and the Agent. When used herein, the term "financial statement" shall include the notes and schedules thereto.

               SECTION 1.3. Cross References; Headings. The words "hereof",
                            --------------------------
"herein" and "hereunder" and words of a similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

               SECTION 1.4. Interpretation. In this Agreement, unless the
                            --------------
context otherwise requires:

               (i) the singular includes the plural and vice versa;

               (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

               (iii) reference to any gender includes the other gender;

               (iv) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

               (v) "including" (and with correlative meaning "include") shall be deemed to be followed by the words "without limitation" and means including without limiting the generality of any description preceding such term; and

               (vi) with respect to the determination of any period of time, "from" means "from and including" and "to" and "through" mean "to but excluding".

                                   ARTICLE II.

                            Loan Commitment of Finco
                            ------------------------

               SECTION 2.1. Loan Commitment. Subject to the terms and conditions
                            ---------------
of this Agreement, Finco agrees to make loans (the "Loans") from time to time on
                                                    -----
or after the Loan Closing Date and prior to the Loan Commitment Termination Date to Leasco; provided, however, that (a) the aggregate principal amount of all
           -----------------
Loans outstanding shall not at any time exceed the Loan Commitment Amount and
(b) the principal amount of Loans made to Leasco on any one date shall not exceed the sum of (i) the Capitalized Cost of new Eligible Vehicles the purchases of which are being financed by such Loans to Leasco under this Agreement on such date and (ii) the Net Book Value of other Eligible Vehicles (other than new Vehicles) being newly financed by such Loans to Leasco on such date. The foregoing commitment of Finco is called the "Loan Commitment".
 ---------------

               SECTION 2.2. Certain Waivers. Leasco waives presentment, demand
                            ---------------
for payment, notice of dishonor and protest, notice of the creation of any of the Liabilities and all other notices whatsoever to Leasco with respect to the Liabilities except notices required under Section 12.01. The obligations of Leasco under this Agreement and the Loan Note shall not be affected by (i) the failure of the Agent or Finco or the holder of the Loan Note or any of the Liabilities to assert any claim or demand or to exercise or enforce any right, power or remedy against Leasco or the Loan Collateral or otherwise, (ii) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Liabilities or the release or compromise of any obligation of any nature of any Person with respect thereto, (iii) the surrender, release or exchange of all or any part of any property (including the Loan Collateral) securing payment and performance of any of the Liabilities or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property, and (iv) any other act, matter or thing which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of Leasco.

               SECTION 2.3. Conditions. The making of each Loan is subject to
                            ----------
the satisfaction of the applicable conditions set forth in Article XI.

               SECTION 2.4. Use of Proceeds. Leasco shall apply the proceeds of
                            ---------------
the Loans solely to purchase or finance Eligible Vehicles and, on the Closing Date, to make the Repayment Distribution.

                                  ARTICLE III.

                    Loan Notes; Loan Procedure; Recordkeeping
                    -----------------------------------------

               SECTION 3.1. Loan Notes. The Loans shall be evidenced by a
                            ----------
promissory note issued by Leasco (herein, as from time to time supplemented, extended or replaced, the "Loan Note"), substantially in the form set forth in
                           ---------
Exhibit A, with appropriate insertions, dated as of the Closing Date, payable to the order of Finco and assigned to the Agent pursuant to the Collateral Agreement.

               SECTION 3.2. Loan Procedure. Leasco shall deliver a Loan Request
                            --------------
to Finco not later than 4:00 p.m., New York City time, on a day that is not less than one, nor more than five, Business Days prior to the proposed Borrowing Date (which shall be a Business Day), but in any event after the date of effectiveness of the Liquidity Agreement. Each Loan Request shall be irrevocable, and shall specify (i) the amount of the proposed Loan, (ii) the date of the proposed Loan and (iii) a summary of the Vehicles being financed with such Loan and, (A) in the case of Vehicles acquired from Manufacturers, the total Capitalized Cost thereof as of the Borrowing Date and, (B) in the case of any other Vehicles, the Net Book Value of such Vehicles, in each case (such summary to include all of the information otherwise included in the Vehicle Acquisition Schedule with respect to Vehicles subject thereto) as of the end of the Related Month. The aggregate requested borrowings hereunder on any Business Day shall be for an initial aggregate principal amount of at least $100,000. On the terms and subject to the conditions of this Agreement, not later than 2:00 p.m., New York City time, on the Borrowing Date specified in the Loan Request, Finco shall transfer same day or immediately available funds to Leasco's account specified in such Loan Request in the amount specified in such Loan Request. Each Loan Request made pursuant to this Section 3.02. shall constitute Leasco's representation and warranty that all of the applicable conditions contained in
Article XI will, after giving effect to such Loan, be satisfied.

               SECTION 3.3. Recordkeeping. Finco shall record in its records, or
                            -------------
at its option on the schedule attached to the Loan Note, the date and amount of each Loan made hereunder, each repayment thereof, and the other information provided for thereon. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Loan Note. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of Leasco hereunder or under the Loan Note to repay the principal amount of all Loans made to it, together with all interest accruing thereon.

                                   ARTICLE IV.

                                    Interest
                                    --------
               SECTION 4.1. Interest Rate on Loans. Leasco hereby promises to
                            ----------------------
pay interest on the aggregate unpaid principal amount of each Loan, for the period commencing on the date such Loan is made to Leasco until such Loan is paid in full at a rate not less than Finco's Carrying Cost Interest Rate for the Related Month. The minimum rate of interest on each Loan shall be specified in a Loan Request Response in the form of Exhibit B-2 hereto provided by Finco to Leasco on the date a Loan Request is delivered; provided, however, that if
                                                -----------------
Finco's Carrying Cost Interest Rate for the Related Month is higher than the rate of interest specified in the Loan Request Response, interest payable shall be determined using the higher rate; provided, further, that if Finco's Carrying
                                     -----------------
Cost Interest Rate for the period beginning on the first day after the Related Month up to the date that one or more Loans mature is higher than both of (i) Finco's Carrying Cost Interest Rate for the Related Month and (ii) the rate of interest specified in the Loan Request Response, interest payable shall be determined using such higher rate.

               SECTION 4.2. Interest Payment Dates. Accrued interest on each
                            ----------------------
Loan shall be payable on each Payment Date (with respect to the Related Month), upon any prepayment and at maturity, commencing with the first of such dates to occur after the date such Loan is made. After maturity (whether by acceleration or otherwise) accrued interest on all Loans shall be payable on demand.

               SECTION 4.3. Setting of Rates. Finco's Carrying Cost Interest
                            ----------------
Rate shall be calculated from time to time by the Agent in accordance with this Agreement, which calculation shall be conclusive, absent demonstrable error.

               SECTION 4.4. Supplemental Interest. The parties hereto
                            ---------------------
acknowledge that it is the intention of each of them that the payments due from Leasco to Finco under this Loan Agreement shall at all times be sufficient to, independent of any other funds available to Finco, cover all of Finco's obligations and costs relating to any of the Related Documents or otherwise, and such parties agree that, if at any future time the payments hereunder are insufficient to cover such obligations and costs, an additional amount shall be payable by Leasco to Finco pursuant to this Section 4.04, which amount shall be referred to as "Supplemental Interest" and shall be payable upon the same terms as other interest payments due under this Agreement.

                                   ARTICLE V.

                                   Repayment
                                   ---------

               SECTION 5.1. Mandatory Payment of Loans. Leasco shall pay to
                            --------------------------
Finco, as a repayment of principal of its Loans, an amount equal to:

               (a) on each Payment Date at which time an Amortization Event has occurred and is continuing, the sum of:

               (i) the accrued Depreciation Charges for the Related Month for all Vehicles owned by Leasco at any time during such Related Month and
        (A) financed by Finco under this Agreement as of the end of the Related Month or, (B) without duplication, financed by Finco under this Agreement that are no longer Eligible Vehicles, have suffered a Casualty or have been sold or otherwise disposed of during the Related Month; and

               (ii) the aggregate Net Book Values (each determined as of the date on which each Vehicle was no longer an Eligible Vehicle, became a Casualty or was sold or otherwise disposed of, as applicable) of all Vehicles owned by Leasco at any time during such Related Month that, without double counting the amounts in clause (a)(i) of this Section 5.01, are no longer Eligible Vehicles, suffered a Casualty or were sold or otherwise disposed of in accordance with this Agreement;

               (b) on any other date, an amount such that, after giving effect to the repayment of such amount, the Enhancement Test Percentage is equal to or greater than the Required Enhancement Percentage;

provided, however, that unless otherwise required to be paid sooner pursuant to
-----------------
the terms of this Agreement, the entire unpaid balance of all Loans shall be payable on the date that is 18 months from the Amortization Commencement Date. All Loans shall be due on the maturity date therefor, whether by acceleration or otherwise.

               SECTION 5.2. Voluntary Prepayments. Leasco may from time to time
                            ---------------------
prepay the Loans, in whole or in part, on any date; provided that Leasco shall
                                                    --------
give Finco and the Agent not less than one Business Day's prior notice of any such prepayment, specifying the date and amount of such prepayment, and, if Leasco is requesting a release of Vehicles from the Lien hereof pursuant to
Section 7.03, the Vehicles to which such prepayment relates.

                                   ARTICLE VI.

                               Making of Payments
                               ------------------

               SECTION 6.1. Making of Payments. All payments of principal of, or
                            ------------------
interest on, the Loan Note and of all other Liabilities shall be made by Leasco to, or for the account of, Finco in immediately available Dollars, without setoff, counterclaim or deduction of any kind. All such payments shall be made to the Collateral Account (or such other account as Finco may from time to time specify with the consent of the Agent), not later than 12:00 noon, New York City time, on the date due; and funds received after that hour shall be deemed to have been received by Finco on the next following Business Day. Finco hereby specifies that all (i) amounts representing Disposition Proceeds and (ii) payments with respect to any other Loan Collateral (including insurance proceeds with respect to Vehicles and warranty payments) shall be deposited in the Collateral Account.

               SECTION 6.2. Due Date Extension. If any payment of principal or
                            ------------------
interest with respect to any of the Loans falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day and interest shall accrue to, but not including, such Business Day.

               SECTION 6.3. Application of Sale Proceeds. Leasco agrees that all
                            ----------------------------
Disposition Proceeds deposited in the Collateral Account shall be applied, upon receipt thereof in the Collateral Account, to prepay Loans and pay accrued interest on such prepaid amount.

                                  ARTICLE VII.

                            Loan Collateral Security
                            ------------------------

               SECTION 7.1. Grant of Security Interest. As security for the
                            --------------------------
prompt and complete payment and performance of the Liabilities, Leasco hereby confirms the pledge, hypothecation, assignment, transfer and delivery to the Agent under the Collateral Agreement for the benefit of Finco, and hereby confirms the grant to the Agent under the Collateral Agreement for the benefit of Finco, of a continuing, first priority security interest in, all of the following, whether now owned or hereafter acquired: all of Leasco's right, title and interest in and to (i) all Vehicles owned by Leasco, and all Certificates of Title with respect thereto; (ii) the Vehicle Title Nominee Agreement; (iii) all payments under insurance policies (whether or not the Agent is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles; (iv) the Lease; (v) the Lease File; and (vi) all products and proceeds of all of the foregoing.

               SECTION 7.2. Certificates of Title. Leasco shall take, or shall
                            ---------------------
cause to be taken, such action as shall be necessary to submit all of the Certificates of Title to the appropriate state authority for notation thereon of the Lien of the Agent. Pursuant to the Collateral Agreement, the original Certificates of Title relating to the Vehicles shall be held by Leasco, in trust for the benefit of the Agent as assignee of Finco. The Certificates of Title shall be subject to all of the provisions of the Collateral Agreement.

               SECTION 7.3. Release of Loan Collateral. (a) The parties agree
                            --------------------------
that pursuant to the provisions of this Section 7.03. and Section 9.07 of the Collateral Agreement, any and all of the Liens for the benefit of Finco (including the Lien of the Agent as assignee of Finco under the Collateral Agreement) on the Vehicles and the Certificates of Title therefor shall be released or deemed to be released, as provided in this Section 7.03. As to any Vehicle, so long as no Amortization Event or Potential Amortization Event has occurred and is continuing, and after the:

               (i) deposit of the Disposition Proceeds with respect to such Vehicle if it is sold or otherwise disposed of in accordance with this Agreement; and

               (ii) Agent has determined that, excluding the Vehicles with respect to which the Lien of the Agent would be released pursuant to this Section 7.03, the Enhancement Test Percentage will be equal to or greater than the Required Enhancement Percentage;

any and all Liens for the benefit of Finco (including the Lien of the Agent as assignee of Finco under the Collateral Agreement) on such Vehicle and the Certificate of Title therefor shall be deemed to be released.

               (b) Leasco may direct TRS to sell any Vehicle in an ordinary course sale, provided, that such sale is made in accordance with this Section
7.03. Finco shall and shall cause the Agent to execute such documents and instruments as Leasco may reasonably request (including a power of attorney of the Agent appointing Leasco to act as the agent of the Agent in releasing the Lien of the Agent on Vehicles sold pursuant to the provisions of this Section 7.03, which power of attorney shall be revocable at any time following a Liquidation Event of Default). The parties hereto agree, however, that until such time that no Commercial Paper Notes are Outstanding, the number of Vehicles sold or disposed of during any month shall not exceed the Fleet Disposition Limit unless the aggregate Disposition Proceeds from such sales or dispositions exceed the aggregate Net Book Value of all Vehicles sold or disposed of during such month (such Net Book Value to be measured for each Vehicle as of the date such Vehicle was sold or disposed of).

               SECTION 7.4. Change of Location or Name. So long as any of the
                            --------------------------
Liabilities shall remain outstanding or Finco shall continue to have any Loan Commitment, and except as acknowledged by the parties hereto in the last sentence of Section 8.12, Leasco will not change (a) the location of its principal place of business, chief executive office or its consolidated records concerning its business and financial affairs, or (b) its legal name or the name under or by which it conducts its business, in each case without first giving the Agent and Finco at least 60 days' advance written notice thereof and having taken any and all action required to maintain and preserve the first priority perfected Lien of the Agent on the Loan Collateral; provided, however, that
                                                    -----------------
notwithstanding the foregoing, Leasco shall not change the location of its principal place of business, chief executive office or its consolidated records concerning its business and financial affairs to any place outside the United States of America.

               SECTION 7.5. Deliveries; Further Assurances. Leasco agrees that
                            ------------------------------
it will, at its sole expense, (i) immediately deliver or cause to be delivered to Finco (or the Agent on Finco's behalf), in due form for transfer (i.e.,
                                                                     ----
endorsed in blank), all securities, chattel paper, instruments and documents, if any, at any time representing all or any of the Loan Collateral (it being understood that the Certificates of Title shall be held by Leasco pursuant to the provisions of the Collateral Agreement) and (ii) execute and deliver, or cause to be executed and delivered, to Finco or the Agent, as the case may be, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices reasonably deemed necessary or advisable by Finco or the Agent, as the case may be), such assignments, security agreements, mortgages, consents, waivers, financing statements, and other documents, and do such other acts and things, all as may from time to time be reasonably necessary or desirable to establish and maintain to the satisfaction of Finco and the Agent a valid perfected Lien on and security interest in all of the Loan Collateral now or hereafter existing or acquired to secure payment and performance of the Liabilities.

                                  ARTICLE VIII.

                         Representations and Warranties
                         ------------------------------
               To induce Finco to enter into this Agreement and to make Loans hereunder, Leasco represents and warrants to Finco that:

               SECTION 8.1. Organization; Power. Leasco (a) is a corporation
                            -------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Related Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and to borrow hereunder.

               (b) There have been no amendments to the Organic Documents of Leasco since the respective dates of the certified copies furnished to Finco pursuant to Section 11.01, other than amendments, if any, not prohibited by this Agreement (copies of which have been furnished to Finco).

               SECTION 8.2. Authorization. The execution, delivery and
                            -------------
performance by Leasco of each of the Related Documents, the borrowings hereunder and the Transactions (a) have been duly authorized by all requisite corporate and, if required, stockholder action, (b) will not violate any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of

Leasco and (c) will not (i) violate (A) any material provision of any law, statute, rule or regulation, (B) any order of any Governmental Authority or
(C) any material provision of any indenture, agreement or other instrument to which Leasco is a party or by which Leasco or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Leasco (other than any Lien created hereunder, under the Collateral Agreement or Permitted Liens).

               SECTION 8.3. Enforceability. This Agreement has been duly
                            --------------
executed and delivered by Leasco and constitutes, and each other Related Document when executed and delivered by each party thereto will constitute, a legal, valid and binding obligation of Leasco enforceable against Leasco in accordance with its terms.

               SECTION 8.4. Governmental Approvals. No action, consent or
                            ----------------------
approval of, registration or filing with or any other action by any Governmental Authority is or will be required by or on the part of Leasco in connection with the Transactions, except for the filing of Uniform Commercial Code financing statements.

               SECTION 8.5. Financial Information; Financial Condition. Leasco
                            ------------------------------------------
has heretofore furnished to Finco (i) the consolidated and combined balance sheets and related statements of income and cash flow for the Consumer Truck Rental business unit of Old Ryder ("CTR") at and for the year ended December 31, 1995, together with the notes and schedules thereto, which include statements of divisional equity, such financial statements having been audited by and accompanied by the opinion of KPMG Peat Marwick LLP, independent public accountants, (ii) the consolidated and combined balance sheets and related statements of income and cash flow for TRS at and for the year ended December 31, 1996, and the 3 months ended March 31, 1997, together with the notes and schedules thereto, which include statements of equity, such financial statements (except for the financial statements for the 3 months ended March 31, 1997) having been audited by and accompanied by the opinion of Coopers & Lybrand LLP, independent public accountants, and (iii) the internal unaudited consolidated and combined statements of income for TRS for the month ended April 30, 1997.

               SECTION 8.6. Litigation; Compliance with Laws. (a) There are no
                            --------------------------------
actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Leasco, threatened against or affecting Leasco or any business, property or rights of Leasco (i) that involve any Related Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

               (b) Neither Leasco nor any of its respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

               SECTION 8.7. Liens. The Loan Collateral is free and clear of all
                            -----
Liens other than Permitted Liens. Finco (or the Agent on behalf of Finco) has obtained, as security for the Liabilities, a first priority perfected Lien on all Loan Collateral. All Vehicle Perfection and Documentation Requirements with respect to all Vehicles on or after the date hereof have and will continue to be satisfied; except to the extent that the failure to comply with such requirements does not, in the aggregate, materially adversely affect either the interests of Finco, the Agent or the Secured Parties under this Agreement or the Collateral Agreement or the likelihood of repayment of the Loans hereunder.

               SECTION 8.8. Employee Benefit Plans. Each of Leasco and its ERISA
                            ----------------------
Affiliates is in compliance in all material respects with the applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to Plans and Multiemployer Plans. Neither Leasco nor any of its ERISA Affiliates (a) maintains or contributes to or is or has within the past five years been required to maintain or contribute to a Plan or a Multiemployer Plan or (b) will be required to maintain or contribute to, or has any obligation with respect to, a Plan or a Multiemployer Plan prior to the termination of this Agreement or during such period that Leasco has any obligations to Finco under this Agreement. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with other such ERISA Events, could be reasonably expected to result in a Material Adverse Effect.

               SECTION 8.9. Investment Company Act; Public Utility Holding
                            ----------------------------------------------
Company Act. Leasco is not (a) an "investment company" as defined in, or subject
-----------
to regulation under, the Investment Company Act or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

               SECTION 8.10. Regulations G, T, U and X. (a) Leasco is not
                             -------------------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

               (b) No part of the proceeds of any Loan hereunder will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, T, U or X.

               SECTION 8.11. Proceeds. The proceeds of the Loans will be used
                             --------
solely to purchase or finance Eligible Vehicles or make the Repayment Distribution.

               SECTION 8.12. Business Locations; Trade Names. (a) Leasco
                             -------------------------------
maintains its chief executive office, principal place of business and consolidated business and financial records at 8669 N.W. 36th Street, Miami, Florida, 33166, (b) Leasco's legal name is RCTR, Inc. and (c) Leasco does not conduct its business under any other name. The parties hereto acknowledge that, as of the date hereof, Leasco plans to change the location of its chief executive office, principal place of business and consolidated business and financial records to 1560 Broadway, Suite 1800, Denver, Colorado, 80202.

               SECTION 8.13. Taxes. Leasco and each consolidated, combined or
                             -----
affiliated group of which Leasco is a member (a "consolidated group") have filed all tax returns which have been required to be filed by them and have paid all taxes, including all payroll taxes and Federal and state withholding taxes, and all assessments payable by them that have become due, other than those taxes and assessments that are not yet delinquent or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. As of the date hereof, there is no ongoing audit (other than routine sales tax audits and other routine audits) or, to Leasco's knowledge, other governmental investigation of the tax liability of Leasco or any such consolidated group and there is no unresolved claim by a taxing authority concerning Leasco's or such consolidated group's tax liability for any period for which returns have been filed or were due other than those being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP.

               SECTION 8.14. No Consent; Governmental Authorizations. (a) No
                             ---------------------------------------
consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery and performance of this Agreement or any other Related Document by Leasco for the payment of any amounts by Leasco hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by Leasco prior to the Closing Date.

               (b) Leasco has all licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by it (including owning and leasing the real and personal property owned and leased by it).

               SECTION 8.15. Eligible Vehicles. Each Vehicle was, on the date of
                             -----------------
purchase thereof by Leasco and on the date of the making of the Loan for the financing thereof hereunder, an Eligible Vehicle.

               SECTION 8.16. Title to Assets; Security Interests. Leasco has
                              ----------------------------------
good and marketable title to all its material properties and assets, except (a) for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and (b) that Vehicles covered by the Vehicle Title Nominee Agreement are titled in the name of Old Ryder. Leasco enjoys beneficial ownership of all such Vehicles titled in the name of Old Ryder pursuant to the Vehicle Title Nominee Agreement. All material properties and assets of Leasco are free and clear of Liens, other than Permitted Liens.

               SECTION 8.17. No Material Misstatements. None of the Offering
                             -------------------------
Memorandum or any other information, report, financial statement, exhibit or schedule furnished in writing by or on behalf of Leasco to Finco or the Agent in connection with the negotiation of any Related Document or included therein or delivered pursuant thereto (collectively, "information") contained, contains or
                                           -----------
will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading, provided that (a) the statements therein describing documents and agreements are
--------
summaries only and as such are qualified in their entirety by reference to such documents and agreements, (b) as to information therein that is specified as having been supplied by persons other than Leasco or an Affiliate of Leasco, the foregoing representation is limited to the knowledge of Leasco, (c) to the extent any such information was based upon or constitutes a forecast or projection, Leasco represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information and
(d) to the extent any such information was subsequently replaced, prior to the date hereof, by other information expressly correcting such earlier information (and either Finco or the Agent was expressly informed by or on behalf of Leasco that such other information was correcting such earlier information), the foregoing representation does not apply to such earlier information.

               SECTION 8.18. Insurance. Schedule 8.18 sets forth a true,
                             ---------
complete and correct description of all insurance maintained by or for Leasco as of the date hereof and the Closing Date. As of each such date, such insurance is in full force and effect and all premiums due and payable on the Closing Date have been duly paid. Leasco has insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

               SECTION 8.19. Collateral Agreement. The Collateral Agreement is
                             --------------------
effective to create in favor of the Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Loan Collateral and, when financing statements in appropriate form are filed in the offices specified in Schedule 8.19 hereto, the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Loan Collateral, in each case prior and superior in right to any other Person, other than with respect to any Permitted Liens.

               SECTION 8.20. No Property. Except as set forth on Schedule 8.20,
                             -----------
Leasco does not (a) own or lease any real property or (b) own or lease any personal property (except for the Vehicles), in each case as of the Closing Date.

               SECTION 8.21. Burdensome Provisions. (a) Leasco is not a party to
                             ---------------------
any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (b) Leasco is not in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

               SECTION 8.22. Solvency. Immediately after the consummation of the
                             --------
Transactions to occur on the Closing Date and immediately following the making of each Loan made on the Closing Date and after giving effect to the application of the proceeds of such Loans, (i) the fair value of the assets of Leasco will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of Leasco will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) Leasco will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) Leasco will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

               SECTION 8.23. Ownership; Subsidiaries. (a) 100% of the common
                             -----------------------
stock of Leasco is owned by TRS and (b) Leasco has no Subsidiaries and owns no capital stock of, or other interest in, any other Person.

               SECTION 8.24. No Material Adverse Change. There has been no
                             --------------------------
material adverse change in the business, assets, operations, prospects, condition, financial or otherwise, or material agreements of Leasco since March 31, 1997.

               SECTION 8.25. Other Representations. All representations and
                             ---------------------
warranties of Leasco made in each Related Document to which it is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation in their terms) and are repeated herein as though fully set forth herein.

               SECTION 8.26. Capitalization. Leasco is capitalized with equity
                             --------------
or cash equal to or greater than $10,000,000.

                                   ARTICLE IX.

                             Affirmative Covenants
                             ---------------------

               Until the expiration or termination of the Loan Commitment and thereafter until the Loan Note and all other Liabilities are paid in full, Leasco agrees that, unless at any time Finco shall otherwise expressly consent in writing, it will perform and comply with each of the following covenants.

               SECTION 9.1. Corporate Existence; Foreign Qualification. (a)
                            ------------------------------------------
Leasco will do and cause to be done at all times all things necessary to (i) maintain and preserve its corporate existence and (ii) be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and the failure to so qualify is reasonably likely to have a Material Adverse Effect and
(iii) comply with all Contractual Obligations and Requirements of Law binding upon it, except to the extent that the failure to comply therewith is not reasonably likely to, in the aggregate, have a Material Adverse Effect.

               (b) Leasco will do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, contracts, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated (or in any manner reasonably incidental thereto); comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

               SECTION 9.2. Books, Records and Inspections. Leasco will and will
                            ------------------------------
cause its Subsidiaries to (a) keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business activities; (b) maintain complete and accurate books and records with respect to the Loan Collateral; (c) at any time and from time to time during regular business hours, upon reasonable prior notice from Finco or the Agent, permit Finco or the Agent (or such other Person who may be designated from time to time by Finco or the Agent), their agents and representatives to examine and make copies of such books, records and documents in the possession or under the control of Leasco relating to the Loan Collateral as Finco, the Agent or such Person may reasonably request; and (d) permit Finco or the Agent to visit the offices and properties of Leasco for the purpose of examining such materials, and to discuss matters relating to the Loan Collateral or Leasco's performance under this Agreement with Leasco's independent public accountants or with any of the officers or employees of Leasco having knowledge of such matters; provided,
                                                                      ---------
however, that the business of Leasco and such Subsidiaries shall not be
-------
unreasonably disrupted by any such visit, inspection or verification.

               SECTION 9.3. Maintenance of Properties. (a) Leasco will maintain
                            -------------------------
or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties, including vehicles necessary for the operation of its businesses, and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto, except to the extent no Material

Adverse Effect is reasonably likely to result from the failure to do so and good, legal and marketable title to all of its assets.

               (b) Finco and the Agent, and such Persons as Finco and the
Agent may reasonably designate, shall have the right, at Leasco's own cost and expense, to inspect the Vehicles and the premises upon which any of the Vehicles are located (including Ryder Dealer locations), to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Vehicles, including, in the case of Vehicles in the possession of any third person (including Ryder Dealers), by contacting such third person possessing such Vehicle or Vehicles for the purpose of making such a verification; provided, however, that (i) so long as no Loan
                               -----------------
Event of Default shall have occurred and be continuing, there shall be no more than one such inspection and verification by Finco or the Agent or such other Persons in any fiscal quarter of Leasco and (ii) the business of Leasco and its Subsidiaries shall not be unreasonably disrupted by any such inspection and verification. Finco and the Agent shall have the absolute right to share any information it gains from such inspection with any Secured Party.

               SECTION 9.4.  Insurance.  Leasco will:
                             ---------
               (a) Keep the Vehicles adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law; provided, however, that in the case of the Vehicles, Leasco may
                 -----------------
cause TRS to satisfy Leasco's obligations under this paragraph; provided,
                                                                --------
further, that notwithstanding anything to the contrary contained herein, Leasco
-------
may cause TRS to satisfy its obligations hereunder through its current practices of self insurance.

               (b) Cause all such policies relating to the Vehicles to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance satisfactory to Finco and the Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from Finco or the Agent of the occurrence of a Lease Event of Default, the insurance carrier shall pay all proceeds otherwise payable to Leasco under such policies directly to the Collateral Account; cause all such policies to provide that, other than Leasco or Finco, no other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as Finco or the Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such certificates of insurance to Finco and the Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days' prior written notice thereof by the insurer to Finco and the Agent (giving Finco and the Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days' prior written notice thereof by the insurer to Finco and the Agent; deliver to Finco and the Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to Finco and the Agent) together with evidence satisfactory to Finco and the Agent of payment of the premium therefor.

               (c) Notify Finco and the Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this

Section 9.04 is taken out by Leasco; and promptly deliver to Finco and the Agent a duplicate original copy of such policy or policies.

               (d) In connection with the covenants set forth in this Section 9.04, it is understood and agreed that:

               (i) neither Finco nor the Agent or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 9.04, it being understood that (A) Leasco shall look solely to its insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against Finco or the Agent or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then Leasco hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against Finco and the Agent and their agents and employees; and

               (ii) the designation of any form, type or amount of insurance coverage by Finco or the Agent under this Section 9.04 shall in no event be deemed a representation, warranty or advice by Finco or the Agent that such insurance is adequate for the purposes of the business of Leasco or the protection of its properties and Finco and the Agent shall have the right from time to time to require Leasco to keep other insurance in such form and amount as Finco and the Agent or the Majority Banks may reasonably request, provided that such insurance shall be obtainable on commercially reasonable terms.

               (iii) Leasco irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as Leasco's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of a Lease Event of Default, of making, settling and adjusting claims in respect of the Vehicles under policies of insurance, endorsing the name of Leasco on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Leasco at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, Finco or the Agent may, without waiving or releasing any obligation or liability of Leasco hereunder or any Lease Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Agent in connection with this Section 9.04, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by Leasco to the Agent and shall be additional payment obligations under this Agreement.

               SECTION 9.5. Reporting Requirements. Leasco will furnish, or,
                            ----------------------
under and in accordance with the Lease with respect to information regarding TRS, cause TRS to furnish, Finco, the Agent and each Rating Agency:

               (a) within 90 days after the end of each fiscal year of TRS, the consolidated and combined balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of TRS and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by Coopers & Lybrand LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of TRS and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided, however, that such financial statements will contain footnotes or other information to the effect that: (i) Leasco's business consists of the purchase and lease of vehicles; (ii) Finco's business consists of the issuance of commercial paper notes and the making of loans to Leasco;
(iii) each of Leasco and Finco is a separate corporate entity with its own separate creditors which, upon its liquidation, will be entitled to be satisfied out of Leasco's or Finco's assets, as the case may be, prior to any value in Leasco or Finco, as the case may be, becoming available to Leasco's or Finco's equity holders, as the case may be.

               (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of TRS, the consolidated and combined balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of TRS and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of TRS and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

               (c) within 30 days after the end of each of the first two months of each fiscal quarter, the consolidated and combined balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of TRS and its consolidated Subsidiaries as of the close of such month and the results of its operations and the operations of such Subsidiaries during such month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of TRS and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

               (d) concurrently with any delivery of financial statements under sub-paragraph (a), (b) or (c) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Loan Event of Default has occurred or, if such a Loan Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) with respect to the financial statements delivered under sub-paragraph (a) or (b) above, setting forth computations in reasonable detail satisfactory to the Agent demonstrating whether or not there has been compliance with the covenants contained in Section
23.4 of the Lease;

               (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by TRS or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

               (f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of TRS or any of its Subsidiaries, as Finco or the Agent may reasonably request.

               (g) promptly after becoming aware thereof, (i) notice of the occurrence of any Potential Loan Event of Default or Loan Event of Default, together with a written statement of an

 Authorized Officer of TRS describing such event and the action Leasco proposes to take with respect thereto, and (ii) notice of any Potential Lease Event of Default or Lease Event of Default;

               (h) on or before each Determination Date, a monthly statement (each, a "Monthly Vehicle Statement") in the form attached as Exhibit F hereto and a Monthly Report in the Form attached as Exhibit C hereto;

               (i) promptly after obtaining actual knowledge thereof, notice of any Manufacturer Ineligibility Event;

               (j) promptly after becoming aware thereof, prompt written notice of (i) any Lease Event of Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto, (ii) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against TRS or any of its Affiliates that could reasonably be expected to result in a Material Adverse Effect, and (iii) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect;

               (k) for each fiscal quarter of TRS, (i) by the first date following the end of such fiscal quarter by which TRS is required to deliver the information described in item (a) or (b) above, an Officer's Certificate addressed to Leasco from a duly authorized financial officer of TRS certifying that TRS is in compliance with its covenants set forth in Section 23.4 of the Lease with respect to the period ending on the last day of such fiscal quarter and specifying the method of calculation used in determining such compliance and
(ii) those reports required to be delivered by TRS to Leasco pursuant to Section
12.5 of the Lease; and

               (l) promptly, from time to time, such other information, documents, or reports respecting the Vehicles or the other Loan Collateral or the condition, financial or otherwise, or operations of TRS as Finco or the Agent may from time to time reasonably request in order to protect the interests of Finco or the Agent under or as contemplated by this Loan Agreement or any other Related Document.

               SECTION 9.6. Taxes and Obligations. Leasco will pay its
                            ---------------------
Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with
--------  -------
respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Leasco shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

               SECTION 9.7. Protection from Liens. Leasco will, at its own cost
                            ---------------------
and expense and as Finco's Agent, take or cause to be taken any and all actions necessary to defend title to each of the Vehicles against all Persons and, at Finco's request and as Finco's agent, defend the Security Interest of the Agent in the Vehicles and the priority thereof against any Lien other than Permitted Liens.

               SECTION 9.8. Maintenance of the Vehicles. Leasco will maintain
                            ---------------------------
and cause all of the Vehicles to be maintained in good repair, working order, and condition.

               SECTION 9.9. Maintenance of Separate Existence. Leasco will do
                            ---------------------------------
all things necessary to maintain its corporate existence separate and apart from that of TRS and Affiliates of TRS as described in that certain opinion letter issued by Willkie Farr & Gallagher in the form of Exhibit D attached hereto and dated as of the Closing Date addressing the issue of substantive consolidation as it may relate to Leasco and TRS. Leasco acknowledges its receipt of such copy of that certain opinion letter issued by Willkie Farr & Gallagher and hereby agrees to maintain in place all policies and procedures, and take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to Leasco.

               SECTION 9.10. Proceeds. Leasco will (a) cause all payments with
                             --------
respect to any Loan Collateral to be made directly to the Collateral Account (or as otherwise directed by Leasco, with the prior written consent of the Agent); and (b) in the case of any such payments with respect to any Loan Collateral received directly by Leasco, deposit all such payments in the Collateral Account by the second Business Day following (i) in the case of a sale by a corporation on behalf of Leasco whose short-term debt has been assigned a rating of at least A-1 and Prime-1 by S&P and Moody's, respectively, receipt of such payments by Leasco; provided, however, that under all circumstances all such payments shall
        --------  -------
be deposited into the Collateral Account prior to the expiration of 30 days after the date on which such corporation receives such funds, and (ii) in the case of a sale by any other Person on behalf of Leasco, the date upon which the Certificate of Title with respect to such Vehicle is transferred by Leasco or TRS (as Leasco's agent) to such Person.

               SECTION 9.11. Vehicle Titles Check. (a) Leasco will take all
                             --------------------
actions necessary to ensure that TRS has filed and recorded all documents, and taken all actions necessary to title, register and maintain the title and registration of each Vehicle pursuant to Section 12 of the Lease.

               (b) No more than once semi-annually, upon the request of Finco or the Agent, Leasco will cause a title check of a representative or random sample of titles (such random sample to be compiled taking into account the multiple locations at which the Certificates of Title with respect to the Vehicles are held by the Custodian) by a Person acceptable to the Agent on a reasonable number (but in no event less than 2%) of the Vehicles (other than Initial Vehicles subject to the Vehicle Title Nominee Agreement), including verification that the titles reflect the pledge to the Agent, and shall prepare a report of exceptions with the results of such title check and cause such report to be furnished to the Agent, with a copy for Finco, and the Rating Agencies.

               (c) If (i) any such title check reveals that 5% of such sample does not comply with the requirement that (A) the Agent be noted as the first lienholder on such titles or (B) Leasco be listed as the registered owner on such titles or (ii) a Potential Loan Event of Default has occurred and is continuing, then upon the request of Finco or the Agent, Leasco will cause additional title checks to be performed (at Leasco's expense) on a reasonable number of the Vehicles (other than Initial Vehicles subject to the Vehicle Title Nominee Agreement).

               SECTION 9.12. Collateral Agreement. Concurrently with each
                             --------------------
financing of a Vehicle under this Agreement, Leasco shall indicate on its computer records that the Agent as assignee of Finco is the holder of a Lien on such Vehicle for the benefit of the Secured Parties pursuant to the terms of the Collateral Agreement.

               SECTION 9.13. Compliance with Laws. Leasco (a) shall not violate
                             --------------------
any law, ordinance, rule, regulation (including ERISA and the rules and regulations thereunder) or order of any Governmental Authority applicable to it or its property, which violation is reasonably likely to have a Material Adverse Effect, (b) shall file in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality, except where failure to make such filings is not reasonably likely to have a Material Adverse Effect and (c) shall retain all records and documents required to be retained by it pursuant to any Requirement of Law, except where failure to retain such records is not reasonably likely to have a Material Adverse Effect.

               SECTION 9.14. Delivery of Information. Leasco shall provide Finco
                             -----------------------
with any information or materials necessary for Finco to comply with its obligations under the Liquidity Agreement.

               SECTION 9.15. Restrictions. Leasco agrees that, except as
                             ------------
otherwise approved by the Majority Banks and upon receipt of written confirmation by each of the Rating Agencies that such action will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes, (a) Vehicles representing at least 70% of the Net Book Value of the Fleet will have been, at any time, manufactured (to the extent of the chassis) by either GM or Ford, (b) Vehicles representing not more than 30% of the Net Book Values of the Fleet will have been, at any time, manufactured (to the extent of the chassis) by any of Navistar International Transportation Company, Isuzu Motors Limited, Chrysler Corporation or Freightliner Corporation and (c) Vehicles representing not more than 10% of the Net Book Value of the Fleet will have been, at any time, manufactured (to the extent of the chassis) by Isuzu Motors Limited.

               SECTION 9.16. Cash Audit. At the request of Finco, or the Agent,
                             ----------
Leasco shall cause a semi-annual retroactive cash analysis to be performed by nationally recognized independent auditors with respect to at least fifty Vehicles (each such fifty Vehicles to be a random sample compiled taking into account the multiple locations at which Vehicles are located) sold in each month during such semi-annual period, verifying that proceeds from such sales have been deposited into the Collateral Account in accordance with Section 9.10 hereof, and shall cause such auditors to prepare a report of exceptions to be delivered to the Agent with a copy for Finco, and the Rating Agencies.

               SECTION 9.17. Compliance with Covenants. Leasco will comply with
                             -------------------------
each covenant made by it and contained in any Related Document to which it is a party (subject to the applicable materiality provisions and grace periods set forth therein).

               SECTION 9.18. Payment of Obligations. Leasco will (a) pay its
                              ---------------------
Indebtedness and other obligations in accordance with their terms and (b) pay and discharge when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided,
                                                                    --------
however, that such payment and discharge shall not be required with respect to
-------
any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Leasco shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

               SECTION 9.19. Employee Benefits. Leasco will (a) comply in all
                             -----------------
material respects with the applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to Plans and Multiemployer Plans and (b) furnish to the Agent as soon as possible after, and in any event within 10 days after any Responsible Officer of the Leasco or any of its ERISA Affiliates knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in a Material Adverse Effect, a statement of an Authorized Officer of Leasco setting forth details as to such ERISA Event and the action, if any, that Leasco proposes to take with respect thereto.

               SECTION 9.20. Certificates of Title. Leasco will take or cause to
                             ---------------------
be taken, such action as shall be necessary to submit all of the Certificates of Title to the appropriate state authority for notation of the Agent's lien thereon.

                                   ARTICLE X.

                               Negative Covenants
                               ------------------

               Until the expiration or termination of the Loan Commitment and thereafter until the Loan Note and all other Liabilities are paid in full, Leasco agrees that, unless at any time Finco shall otherwise expressly consent in writing, it will comply with the following covenants.

               SECTION 10.1. Mergers, Consolidations. Leasco will not, except as
                             -----------------------
may be permitted by the express written approval of Finco and the Agent and upon the receipt of written confirmation of the Rating Agencies that such action will not result in the downgrading or withdrawal of the then current ratings on the Commercial Paper Notes, merge with or into or consolidate with, any other Person.

               SECTION 10.2. Regulations G, T, U and X. Leasco will not use or
                             -------------------------
permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying margin stock" within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as amended from time to time.

               SECTION 10.3. Liens. Leasco will not create, incur, assume or
                             -----
permit to exist any Lien with respect to any Loan Collateral now or hereafter existing or acquired, except for Liens created by or permitted under the Related Documents.

               SECTION 10.4. Use of Vehicles. Leasco will not use or
                             ---------------
contractually permit the Vehicles to be used in any manner (i) for any illegal purposes or (ii) that could subject the vehicles to confiscation.

               SECTION 10.5. Other Indebtedness. Leasco will not create, assume,
                             ------------------
incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness, other than (i) Indebtedness incurred under the Related Documents and (ii) other Indebtedness incurred in connection with which, in each case, (a) each Ratings Agency shall have notified Leasco, Finco and the Liquidity Bank in writing that such action will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by such Rating Agencies, (b) each party to which Leasco will have any obligation in connection with such Indebtedness covenants in writing for the benefit of Leasco, Finco and the Agent, that, prior to the date which is one year and one day after the payment in full of all obligations of Leasco in connection with such Indebtedness, it will not institute against, or join any other Person in instituting against, Leasco or any of its Affiliates any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of any jurisdiction, (c) Leasco has obtained the written consent of Finco and
(d) each party to which Leasco
will have any obligation in connection with such Indebtedness covenants in writing for the benefit of Leasco, Finco and the Agent, that such Indebtedness is without recourse to the Loan Collateral.

               SECTION 10.6. Restrictions on Distributions; Affiliated
                             -----------------------------------------
Transactions. Leasco will not (a), if any Loan Event of Default or Potential
------------
Loan Event of Default has occurred and is continuing, declare or pay any dividends on any shares of its capital stock or make any other distribution on, or any purchase, redemption or other acquisition of, any shares of its capital stock, (b) except in the ordinary course of business, pay any wages or salaries or other compensation to officers, directors, employees or others or (c) except as contemplated by the Related Documents, sell or transfer property to, or purchase or acquire property from or otherwise engage in any transactions with, any of its Affiliates, except that Leasco engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions no less favorable to Leasco than could be obtained on an arm's-length basis from unrelated third parties.

               SECTION 10.7. Sales of Assets. Leasco will not sell, lease,
                             ---------------
transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the Related Documents and provided that the proceeds thereof are paid directly to the Collateral Account.

               SECTION 10.8. Acquisition of Assets. Leasco will not acquire, by
                             ---------------------
long-term or operating lease or otherwise, any Assets, except as contemplated by the Related Documents.

               SECTION 10.9. Name; Chief Executive Office.  Leasco will neither
                             ----------------------------
(i) change the location of its chief executive office (within the meaning of the UCC) without 60 days' prior notice to Finco, the Agent and each Rating Agency nor (ii) change its name without prior notice to Finco, the Agent and each Rating Agency sufficient to allow the Agent to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to perfect the interest of the Agent in the Loan Collateral pursuant to the Collateral Agreement.

               SECTION 10.10. Organic Documents. Leasco will not amend any of
                              -----------------
its Organic Documents without the written consent of Finco, the Agent and the Majority Banks, which shall not be unreasonably withheld, and without having received written confirmation of the then current ratings of the Commercial Paper Notes from each of the Rating Agencies.

               SECTION 10.11. Investments. Leasco will not make, incur, or
                              -----------
suffer to exist any loan, advance, extension of credit to, guarantee on behalf of or other investment in, any Person other than (i) pursuant to or as permitted by the Related Documents or (ii) in connection with Eligible Investments.

               SECTION 10.12. No Other Agreements; Amendments to Related
                              ------------------------------------------
Documents. Leasco will not, without the prior written consent of Finco, the
---------
Agent and the Ratings Agencies, (i) enter into or be a party to any material agreement or instrument other than any Related Document or documents and agreements incidental thereto or (ii) amend, modify, waive or give any approval, consent or permission under, any provision of any Related Document to which it is a party other than such amendments that relate to minor administrative matters that do not amend or modify (A) the amount or timing of any payments (or priorities for payments) to be made under the Related Documents, (B) any rights in the Loan Collateral (or any priorities or rights or restrictions on encumbrances with respect thereto), or (C) any prohibition or restriction on the incurrence of any Indebtedness under the Related Documents.

               SECTION 10.13. Obligations of Leasco. Leasco will (a) not take
                              ---------------------
any action which would reasonably be expected to result in TRS or any Affiliate of TRS having a right to refuse to perform any of its obligations under any of the Related Documents and (b) promptly notify Finco upon learning of the occurrence of a Lease Event of Default or Potential Lease Event of Default.

               SECTION 10.14. Manufacturer Bankruptcy. Following an Event of
                              -----------------------
Bankruptcy with respect to an Eligible Chassis Manufacturer, Leasco will refrain from placing any Vehicle Order with such Manufacturer.

               SECTION 10.15. Business. Leasco will not engage in any business
                              --------
or enterprise or enter into any transaction other than the acquisition, ownership, leasing and sale of Vehicles.

                                   ARTICLE XI.

                                   Conditions
                                   ----------

               SECTION 11.1. Initial Loans. The effectiveness of this Agreement
                             -------------
and the obligation of Finco to make the initial Loans shall be subject to the prior or concurrent delivery of each of the following documents (in form and substance satisfactory to Finco):

               (a) Loan Note.  A Loan Note duly executed by Leasco.
                   ---------
               (b) Certificate of Incorporation. The certificate of
                   ----------------------------
incorporation of Leasco, duly certified by the Secretary of State of the jurisdiction of its incorporation, together with a copy of its By-laws, duly certified by the Secretary of Leasco.

               (c) Resolutions. Copies of resolutions of the Board of Directors
                   -----------
of Leasco authorizing or ratifying the execution, delivery and performance of those documents and matters required of it with respect to this Agreement, duly certified by the Secretary of Leasco.

               (d) Consents, etc. Certified copies of all documents evidencing
                   -------------
any necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement.

               (e) Incumbency and Signatures. A certificate of the Secretary of
                   -------------------------
Leasco certifying the names of the individual or individuals authorized to sign this Agreement and the other Related Documents to be executed by it, together with a sample of the true signature of each such individual (Finco and the Agent may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

               (f) Opinions of Counsel. The opinion of Willkie, Farr and
                   -------------------
Gallagher, counsel for Leasco, addressed to Finco, the Agent, the Liquidity Agent, the Depositary, the Dealers and the Rating Agencies substantially in the form of Exhibit D hereto.

               (g) Good Standing Certificates. Certificates of good standing for
                   --------------------------
Leasco in the jurisdiction of its organization and the jurisdiction of its principal place of business.

               (h) Search Reports. A written search report from a Person
                   --------------
satisfactory to Finco and the Agent listing all effective financing statements that name Leasco as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection (i) below, together with copies of such financing statements, and tax and judgment lien search reports from a Person satisfactory to Finco and the Agent showing no evidence of such Liens filed against Leasco.

               (i) Evidence. Evidence (which may be telephonic) of the filing of
                   --------
proper financing statements on Form UCC-1, naming Leasco as debtor, the Agent as secured party and assignee or other, similar instruments or documents, as may be necessary or, in the reasonable opinion of Finco and the Agent, desirable under the UCC of all applicable jurisdictions to perfect the Agent's interest in the Loan Collateral.

               (j) Collateral Agreement. An executed copy of the Collateral
                   --------------------
Agreement substantially in the form of Exhibit D hereto.

               (k) No Material Adverse Change. A certificate of the Chief
                   --------------------------
Financial Officer of Leasco certifying that (i) since December 31, 1996, there has been no material adverse change in the financial condition, business or results of operations of Leasco and (ii) as of the Closing Date, the representations and warranties contained in Article VIII are true and correct in all material respects, to the extent any such representations and warranties do not incorporate a materiality limitation in their terms, and to the extent that such representations and warranties do incorporate a materiality limitation in their terms, are true and correct in all respects.

               (l) Vehicle Title Nominee Agreement. An executed copy of the
                   -------------------------------
Vehicle Title Nominee Agreement substantially in the form of Exhibit E hereto.

               (m) Capitalization of Leasco. Evidence, in form and substance
                   ------------------------
reasonably satisfactory to the Liquidity Agent and the Agent, that as of the Loan Closing Date, Leasco has been capitalized with equity in cash equal to or greater than $10,000,000.

               (n) Vehicle Acquisition Schedule. The Vehicle Acquisition
                   ----------------------------
Schedule with respect to the Initial Vehicles.

               (o) Other. Such other documents as the Agent or Finco may
                   -----
reasonably request.

               SECTION 11.2. All Loans. All Loans (including the initial Loan)
                             ---------
shall be subject to the further conditions precedent that Finco or the Agent shall have received a completed Loan Request therefor and on the date of such Loan, the following statements shall be true (and Leasco, by accepting the amount of such Loan, shall be deemed to have represented and warranted that):

               (a) the representations and warranties contained in Article VIII are true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) on and as of such date with the same effect as though made on and as of such date and shall be deemed to have made on such date; and

               (b) no Potential Loan Event of Default or Loan Event of Default has occurred and is continuing nor would result from the making of such Loan or from the application of the proceeds of such Loan.

               (c) the Enhancement Test Percentage shall be equal to or greater than the Required Enhancement Percentage.

                                  ARTICLE XII.

                     Loan Events of Default and Their Effect
                     ---------------------------------------

               SECTION 12.1. Loan Events of Default. Each of the following shall
                             ----------------------
constitute a Loan Event of Default under this Agreement:

               (a) Non-Payment of Loans. Failure by Leasco to (i) make a payment
                   --------------------
or prepayment of any principal amount of any Loan within two Business Days of the date on which such payment or prepayment is due or (ii) make a payment of any interest on any Loan, any fees or any other amount payable hereunder within five Business Days after the earlier of (x) the date Finco delivers written notice thereof to Leasco or (y) the date a Responsible Officer of Leasco has knowledge thereof.

               (b) Bankruptcy, Insolvency, etc. The occurrence of an Event of
                   ---------------------------
Bankruptcy with respect to Leasco.

               (c) Non-Compliance With Provisions. Failure by Leasco to comply
                   ------------------------------
with any provision of or perform any obligation on its part to be performed or observed under this Agreement (and not constituting a Loan Event of Default under any of the other provisions of this Section 12.01) other than Section
10.05 hereof and the continuance of such failure for 10 days after written notice thereof from Finco to Leasco or after actual knowledge thereof by Leasco.

               (d) Warranties and Representations. (i) Any warranty or
                   ------------------------------
representation made by Leasco in this Agreement is incorrect in any material respect (to the extent that any such warranty or representation does not incorporate a materiality limitation in its terms) as of the date such warranty or representation is made and continues to be incorrect in any material respect (to the extent that any such warranty or representation does not incorporate a materiality limitation in its terms) for a period of 30 days after the earlier of (A) the date on which written notice thereof shall have been given to Leasco by Finco and (B) the date on which Leasco obtains actual knowledge thereof; or
(ii) any schedule, certificate, financial statement, report, notice, or other material writing furnished by Leasco to Finco is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified and continues to be incorrect in any material respect for a period of 10 days after the earlier of (A) the date on which written notice thereof shall have been given to Leasco by Finco and (B) the date on which Leasco obtains actual knowledge thereof.

               (e) [Reserved].
                   -----------

               (f) Change in Control.  The occurrence of a Change in Control.
                   ------------------

               (g) Judgments Against Leasco. If one or more final judgments
                   ------------------------
shall be entered by any court or courts against Leasco for the payment of money which exceed $1,000,000 in the aggregate which are not fully covered by insurance or by reserves shown on the financial statements of Leasco and its Consolidated Subsidiaries which have been delivered to Finco and the Agent in accordance herewith; or a warrant of attachment or execution or similar process shall be issued or levied against property of Leasco which, together with all other such property of Leasco subject to other such process, exceeds in value $1,000,000 in the aggregate, and if, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged.

               (h) Defaults on Other Indebtedness. If there shall occur any
                   ------------------------------
default under any indenture, agreement or instrument evidencing or securing Indebtedness of Leasco in an aggregate principal amount of $1,000,000 or more as a result of which payment of such Indebtedness shall have become due prior to its stated maturity.

               (i) Invalidity of Related Documents. If all or any portion of any
                   -------------------------------
Related Document (other than the Dealer Agreement) shall at any time and for any reason be declared to be null and void, or a proceeding shall be commenced by Leasco, or by any governmental authority having jurisdiction over Leasco, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof).

               (j)  Lease Event of Default.  The occurrence of a Lease Event
                    -----------------------
of Default.

               SECTION 12.2. Effect of Loan Event of Default or Liquidation
                             ----------------------------------------------
Event of Default. If any Loan Event of Default described in Section 12.01(b) or
----------------
any Liquidation Event of Default shall occur, the Loan Commitment (if not theretofore terminated) shall immediately terminate and in the case of any other Loan Event of Default, Amortization Event, Limited Amortization Event, Potential Amortization Event or Potential Limited Amortization Event, Finco may declare its Loan Commitment (if not theretofore terminated) to be terminated, whereupon it shall immediately terminate and, if no Commercial Paper Notes are Outstanding, may declare the Loan Note and all other Liabilities to be due and payable, whereupon the Loan Note shall become immediately due and payable.

               SECTION 12.3. Rights of Agent Upon Liquidation Event of Default
                             -------------------------------------------------
and Non-Performance of Certain Covenants. (a) If a Liquidation Event of Default
----------------------------------------
shall have occurred and be continuing, Finco and the Agent, to the extent provided in the Collateral Agreement, shall have all the rights against Leasco and the Loan Collateral provided in the Collateral Agreement, including the right to take (under the specified circumstances) possession of all Vehicles (in accordance with the provisions of the Lease) immediately. Upon a default in the performance (after giving effect to any grace periods provided herein) by Leasco of its obligations under Section 7.05 or 9.12 hereof with respect to certain Vehicles, Finco and the Agent shall have the right to take actions reasonably necessary to correct such default with respect to the subject Vehicles including the execution of UCC financing statements and other general intangibles and the completion of Vehicle Perfection and Documentation Requirements on behalf of Leasco or Finco, as applicable.

               (b) Upon the occurrence of a Liquidation Event of Default, Finco and the Agent shall have all of the rights, remedies, powers, privileges and claims vis-a-vis Leasco, necessary or desirable to allow the Agent to exercise the rights, remedies, powers, privileges and claims given to the Agent pursuant to Sections 4.03, 6.01 and 6.02 of the Collateral Agreement and Leasco acknowledges that it has hereby granted Finco and the Agent all of the rights, remedies, powers, privileges and claims granted to the Agent pursuant to Article VI of the Collateral Agreement and that, under certain circumstances set forth in the Collateral Agreement, the Agent may act in lieu of Finco in the exercise of such rights, remedies, powers, privileges and claims.

               (c) If a Liquidation Event of Default shall occur, Leasco shall sell all Vehicles, to generate proceeds sufficient to pay all interest on and principal of the Loans, in accordance with the instructions of the Agent on behalf of the Secured Parties; provided, however, that until such time that no
                               ----------------
Commercial Paper Notes are Outstanding, the number of Vehicles sold or disposed of during any month shall not exceed the Fleet Disposition Limit unless the aggregate Disposition Proceeds from such sales or dispositions exceeds the aggregate Net Book Value of all Vehicles sold or disposed of during such month (such Net Book Value to be measured for each Vehicle as of the date such Vehicle was sold or disposed of).

               SECTION 12.4. Application of Proceeds. The proceeds of any sale
                             -----------------------
or other disposition pursuant to Section 12.03 shall be applied in the following order: (a) to the reasonable costs and expenses incurred by Finco or its agent in connection with such sale or disposition, including any reasonable costs associated with repairing any Vehicles, and reasonable attorneys' fees in connection with the enforcement of this Agreement; (b) to the payment of accrued interest and outstanding principal of the Loans, and all other amounts due hereunder; and (c) any remaining amounts to Leasco or such Person as may be lawfully entitled thereto.

                                  ARTICLE XIII.

                                     General
                                     -------

               SECTION 13.1. Waiver; Amendments. (a) No delay on the part of
                             ------------------
Finco or the holder of the Loan Note or other Liabilities in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Loan Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by Finco and Leasco and consented to in writing by the Agent and (ii) Finco shall have received in writing confirmation from each of the Rating Agencies that its then current rating of the Commercial Paper Notes will not be reduced or withdrawn as a result thereof; provided, however, that any amendment or modification of the
                  -----------------
Loan Note need only be signed by Leasco.

               (b) Notwithstanding the foregoing paragraph (a) of this
Section 13.01, Finco and Leasco may, at any time and from time to time, without the consent of the Agent, enter into any amendment, supplement or other modification to this Agreement to cure any apparent ambiguity or to correct or supplement any provision in this Agreement that may be inconsistent with any other provision herein; provided, however, that (i) any such action shall not
                        -----------------
have a material adverse effect on the interest of the Liquidity Lenders and (ii) a copy of any such amendment, supplement or other modification is furnished to the Agent in accordance with the notice provisions hereof not later than ten days prior to the execution thereof by Finco and Leasco.

               SECTION 13.2. Confirmations. Leasco and Finco (or the holder of
                             -------------
the Loan Note) agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Loans then outstanding under the Loan Note.

               SECTION 13.3. Notices. All notices, amendments, waivers, consents
                             -------
and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

               SECTION 13.4. Costs, Expenses and Taxes. (a) Leasco agrees to pay
                             -------------------------
within five Business Days of demand all, out-of-pocket costs, fees and expenses of Finco (including the reasonable fees and out-of-pocket expenses of counsel for Finco) in connection with the preparation, execution, delivery and performance of this Agreement and all other Related Documents, including costs and expenses payable by Finco (i) pursuant to Sections 4.02(a), 4.05, 5.03, 5.04, 5.05, 5.06, 8.01(c) and 11.03 of the Liquidity Agreement, (ii) pursuant to
Section 9.05 of the Collateral Agreement, (iii) pursuant to Section 10 of the Dealer Agreement, (iv) pursuant to Section 8 of the Depositary Agreement and (v) pursuant to Section 6 of the Custody Agreement.

               (b) Leasco further agrees to pay all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Finco in connection with the administration, enforcement, waiver or amendment of this Agreement, and any other Related Document. Leasco further agrees to pay within five Business Days of demand, and to save Finco harmless from any indemnities payable by Finco under any of the Related Documents, including those indemnities payable pursuant to (i) Section 11.04 of the Liquidity Agreement,
(ii) Section 9.05 of the Collateral Agreement, (iii) Section 9 of the Dealer Agreement and (iv) Section 8 of the Depositary Agreement.

               (c) In addition, Leasco agrees to pay within five Business Days of demand, and to save the Agent and Finco harmless from all liability for, any document, stamp, filing, recording, mortgage or other taxes (other than net income taxes of Finco) which may be payable in connection with the borrowings hereunder or the execution, delivery, recording or filing of this Agreement or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

               All obligations provided for in this Section 13.04 shall survive any termination of this Agreement.

               SECTION 13.5. Indemnification. In consideration of Finco's
                             ---------------
execution and delivery of this Agreement and Finco's extension of the Loan Commitment, Leasco hereby agrees to indemnify, exonerate and hold Finco and its officers, directors, stockholders and employees (herein collectively called "Finco Parties" and individually called a "Finco Party") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including all documentary, recording, filing, or other stamp taxes or duties), charges, liabilities, damages, and expenses in connection therewith (irrespective of whether such Finco Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (called in this paragraph the "Indemnified Liabilities"), incurred by the Finco Parties or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or involving any Loan, or (b) the execution, delivery, performance or enforcement of this Agreement and any instrument, document or agreement executed pursuant hereto by any of the Finco Parties, or (c) the ownership, operation, maintenance, leasing, or titling of the Vehicles, except in each case, for any such Indemnified Liabilities arising on account of the relevant Finco Party's gross negligence or wilful misconduct and, to the extent that the foregoing undertaking may be unenforceable for any reason, Leasco agrees to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

               SECTION 13.6. No Petition. Leasco hereby covenants and agrees
                             ------------
that, prior to the date which is one year and one day after the payment in full of all Commercial Paper Notes Outstanding and all other obligations of Finco under the Related Documents, it will not institute against, or join any other Person in instituting against, Finco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. In the event that Leasco takes action in violation of this Section 13.06, Finco agrees, for the benefit of the Holders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by Leasco against Finco or the commencement of such action and raise the defense that Leasco has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.06 shall survive the termination of this Agreement.

               SECTION 13.7. No Recourse. (a) Finco agrees that the obligations
                             -----------
of Leasco to Finco hereunder shall be due and payable only to the extent that Leasco's assets are sufficient to pay such obligations. No claims of Finco arising under or in connection with the Collateral Agreement are intended to be impaired or waived by this Section 13.07.

              (b) Without limitation to the obligations of Leasco hereunder, no recourse shall be had for the payment of any amount owing in respect of Loans or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement or any other Related Document against any stockholder, employee, officer, director, affiliate or incorporator of Leasco based on their status as such or their actions in connection therewith. The provisions of this Section 13.07 shall survive the termination of this Agreement.

               SECTION 13.8. Waiver of Set-Off. Finco hereby waives and
                             -----------------
relinquishes any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of Leasco therein or with respect to any right to payment from Leasco, it being understood, however, that nothing contained in this Section 13.08 shall, or is intended to, derogate from the assignment and security interest granted to the Agent under the Collateral Agreement or impair any rights of Finco or the Agent thereunder.

               SECTION 13.9. Forum Selection and Consent to Jurisdiction. ANY
                             -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR THE LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, FINCO OR LEASCO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY LOAN
      --------  -------
COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT FINCO'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH LOAN COLLATERAL OR OTHER PROPERTY MAY BE FOUND. LEASCO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. LEASCO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. LEASCO AND FINCO HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT LEASCO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE LOAN NOTE.

               SECTION 13.10. Governing Law. THIS AGREEMENT AND THE LOAN NOTE
                              -------------
SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of Leasco and rights of Finco and the holder of the Loan Note or Liability expressed herein shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities.

               SECTION 13.11. Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY
                              ----------
WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

               SECTION 13.12. Successors and Assigns. (a) This Agreement shall
                              ----------------------
be binding upon Leasco, Finco and their respective successors and assigns, and shall inure to the benefit of Leasco, Finco and the Agent as a third party beneficiary and their respective successors and assigns; provided, however, that Leasco shall not have the right to assign its rights or delegate its duties under this Agreement without (i) Finco's and the Agent's prior written consent and (ii) receipt of written confirmation from each of the Rating Agencies that its then current rating of the Commercial Paper Notes will not be reduced or withdrawn as a result thereof.

               (b) Leasco acknowledges that this Agreement and the Loan Note will be assigned by Finco to the Agent pursuant to the Collateral Agreement, and hereby agrees that the Agent may exercise all of Finco's rights hereunder.

               (c) This Agreement and the other Related Documents contain the entire agreement of the parties hereto with respect to the matters covered hereby.

               IN WITNESS WHEREOF, Leasco and Finco have caused this Loan Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                   RCTR, INC.,
                                   1560 Broadway
                                   Suite 1800
                                   Denver, CO 80202

                                   Attention of:  General Counsel
                                   Telephone: (303) 376-0040
                                   Facsimile:  (303) 376-7050
                                   by

                                        /s/ Steven R. Davison
                                        ---------------------------------------
                                        Name:  Steven R. Davison
                                        Title:  Vice President and Treasurer

                                   FCTR, INC.,
                                   1560 Broadway
                                   Suite 1800
                                   Denver, CO 80202

                                   Attention of:  General Counsel
                                   Telephone: (303) 376-0040
                                   Facsimile:  (303) 376-7050

                                   by
                                         /s/ Steven R. Davison
                                         --------------------------------------
                                         Name:  Steven R. Davison
                                         Title:  Vice President and Treasurer